UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2008

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, 15th Floor, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cliffs Natural Resources Inc. published a press release dated November 7, 2008 as follows:

Delaware Court Approves Stipulation, Allows Cliffs Natural
Resources Inc. to Proceed with Rescheduled Special Meeting

CLEVELAND – Nov. 7, 2008 – Cliffs Natural Resources Inc. (NYSE: CLF) today announced that the Delaware Chancery Court has approved a stipulation allowing it to move forward with new record and special meeting dates for shareholders to vote on its proposed merger with Alpha Natural Resources, Inc. (NYSE: ANR). Under the stipulation, Cliffs agrees not to postpone or adjourn the special meeting of its shareholders beyond Dec. 19, 2008, without the consent of Alpha or permission of the court.

As previously announced, the special meeting will take place on Dec. 19, 2008. The record date for the special meeting is close of business on Nov. 19, 2008. As previously disclosed, Cliffs rescheduled the meeting to allow shareholders adequate time to consider new information on the financial benefits of the pending transaction. Cliffs indicated it intends to provide the new information in the coming days.

To be added to Cliffs Natural Resources’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

ABOUT CLIFFS NATURAL RESOURCES INC.
Cliffs Natural Resources Inc., headquartered in Cleveland, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs is also majority owner of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.

News releases and other information on the Company are available on the Internet at:
http://www.cliffsnaturalresources.com or
www.cliffsnaturalresources.com/Investors/Pages/default.aspx?b=1041&1=1

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This news release contains predictive statements that are intended to be made as "forward-looking" within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Although the Company believes that its forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainties.

A number of the matters discussed in this document are not historical or current facts and deal with potential future circumstances and developments, in particular, information regarding the merger of Cliffs Natural Resources Inc. ("Cliffs") and Alpha Natural Resources, Inc. ("Alpha"), including expected synergies resulting from the merger, combined operating and financial data of Cliffs and Alpha, and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that the transaction may not be as accretive as anticipated; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the new company in connection with consummation of the merger; the failure to obtain approval of the merger by the shareholders of Cliffs and stockholders of Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; the outcome of the litigation with Alpha; changes in sales volumes or mix; the impact of other price-adjustment factors on the companies’ sales contracts; changes in demand for iron ore and coal by integrated steel producers, operational factors, electric furnace production or imports into the United States and Canada of semi-finished steel or pig iron; the impact of consolidation and rationalization in the steel industry; availability of capital equipment and component parts; availability of float capacity; changes in the financial condition of the Company's partners and/or customers; rejection of major contracts and/or venture agreements by customers and/or participants under provisions of the U.S. Bankruptcy Code or similar statutes in other countries; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets; inability to achieve expected production levels; reductions in current resource estimates; failure to receive or maintain required environmental permits; problems with productivity, labor disputes, weather conditions, fluctuations in ore grade, tons mined, changes in cost factors including energy costs, transportation, mine closure obligations and employee benefit costs; the ability to identify, acquire and integrate strategic acquisition candidates; the impact of the disruption in the credit markets; and the effect of these various risks on the Company's future cash flows, debt levels, liquidity and financial position; and the risks that are described from time to time in Cliffs’ and Alpha’s respective reports filed with the Securities and Exchange Commission (the "SEC"), including Cliffs’ Registration Statement on Form S-4 (File No. 333-152974), as amended, each company’s annual report on Form 10-K for the year ended December 31, 2007, any current reports on Form 8-K and quarterly reports on Form 10-Q filed thereafter, as any such reports may be amended. This document speaks only as of its date, and Cliffs and Alpha each disclaim any duty to update the information herein.

Additional Information and Where to Find It
In connection with the proposed merger, Cliffs has filed with the SEC a Registration Statement on Form S-4 (File No. 333-152974), as amended, that includes a definitive joint proxy statement of Alpha and Cliffs that also constitutes a final prospectus of Cliffs. The joint proxy statement/prospectus has been mailed to Cliffs’ shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY ALPHA AND CLIFFS WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Alpha and Cliffs with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other related documents filed by Cliffs with the SEC also may be obtained for free by accessing Cliffs’ website at www.cliffsnaturalresources.com and clicking on the "For Investors" link and then clicking on the link for "SEC Filings." The documents relating to the proposed merger filed by Alpha with the SEC may also be obtained for free by accessing Alpha’s website at www.alphanr.com by clicking on the link for "Investor Relations" and then clicking on the link for "SEC Filings."

Participants in Solicitation
Cliffs, Alpha and their respective directors, executive officers and certain other members of management and employees and the proposed directors and executive officers of the combined company may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and may be soliciting proxies from Cliffs shareholders or Alpha stockholders, as applicable, in favor of the proposed merger. Information regarding the persons who may, under the SEC rules, be considered participants in the solicitation of the Cliffs shareholders or Alpha stockholders, as applicable, in connection with the proposed merger are set forth in the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 (File No. 333-152974), as amended, filed by Cliffs with the SEC relating to the proposed merger. You can find information about Cliffs’ executive officers and directors in this joint proxy statement/prospectus contained in the Registration Statement on Form S-4 relating to the proposed merger filed by Cliffs with the SEC and in Cliffs’ definitive proxy statement filed with the SEC on March 26, 2008. You can find information about Alpha’s executive officers and directors in Alpha’s definitive proxy statement filed with the SEC on March 27, 2008. You can obtain free copies of these documents from Alpha or Cliffs by accessing each company’s website as indicated above.

SOURCE: Cliffs Natural Resources Inc.

CONTACT:
Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
steve.baisden@cliffsnr.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

November 7, 2008	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary